LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 1, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE DIVIDEND STRATEGY FUND,

EACH DATED MAY 1, 2015

Until May 13, 2015, the following 80% investment policy is in effect for the fund and supersedes the 80% investment policy stated in the Summary Prospectus, Prospectus and Statement of Additional Information:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends.

Please retain this supplement for future reference.

CBAX116351